================================================================================

                         CENTRAL SECURITIES CORPORATION

                                   ----------

                         INTERIM REPORT TO STOCKHOLDERS

                              AS OF MARCH 31, 2007

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

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended March 31, 2007 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

      Comparative net assets are as follows:

                                   Mar. 31, 2007  Dec. 31, 2006    Mar. 31, 2006
                                   -------------  -------------    -------------
Net assets......................   $627,727,778    $617,167,026     $596,362,807
Net assets per share of
  Common Stock..................   $      30.56    $      30.05     $      29.43
  Shares of Common Stock
    outstanding.................     20,538,195      20,538,195       20,263,959

Comparative operating results are as follows:

                                                  Three months ended March 31,
                                                  ----------------------------
                                                     2007              2006
                                                     ----              ----
Net investment income .......................    $ 5,698,854      $  4,863,123
  Per share of Common Stock .................            .28*              .24*
Net realized gain on sale of
  investments ...............................      6,985,140        17,638,863
Increase (decrease) in net
  unrealized appreciation of investments ....     (2,123,243)       12,162,691
Increase in net assets resulting
  from operations ...........................     10,560,751        34,664,677

----------
*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the three-month period.

      The annual meeting of stockholders of the Corporation was held on March 14, 2007 with 95% of Common shares being represented. At the meeting the Board of Directors was reelected and the selection of KPMG LLP as auditors of the Corporation for the year 2007 was ratified. Detailed information will be published in the June 30, 2007 Semi-Annual Report.

      In the quarter ended March 31, 2007 the Corporation did not repurchase any of its Common Stock. However, it may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the American Stock Exchange or in private transactions directly with stockholders.

      It is a great pleasure to announce that Bill Sheeline, who joined Central late last year, was elected a Vice President in March. Bill brings broad business experience to Central, including prior affiliations with Fortune Magazine and GEICO.

      Stockholders' inquiries are welcome.

                                                  CENTRAL SECURITIES CORPORATION

                                                     WILMOT H. KIDD, President


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

                           PRINCIPAL PORTFOLIO CHANGES
                           January 1 to March 31, 2007
                    (Common Stock unless specified otherwise)
                                   (unaudited)

                                                  Number of Shares
                                          --------------------------------------
                                                                       Held
                                                                      March 31,
                                          Purchased      Sold           2007
                                          ---------      ----         ---------
A.S.V., Inc. ............................  200,000                    200,000
Berry Petroleum Company .................  175,000                    375,000
Capital One Financial Corporation .......   10,000                    310,000
Ceridian Corporation ....................               400,200            --
Cirrus Logic, Inc. ......................               120,000            --
Convergys Corporation ...................               150,000     1,400,000
The Dow Chemical Company ................               100,000            --
GeoMet Inc. .............................  331,000                    701,000
Hewitt Associates Inc. ..................               200,000       200,000
IMS Health Inc. .........................               120,000       200,000
McMoRan Exploration Co. .................   34,800                    555,000
PolyOne Corporation .....................                50,000        75,000
SLM Corporation .........................  100,000                    100,000
The TriZetto Group, Inc. ................               145,000     1,005,000

                             TEN LARGEST INVESTMENTS
                                   (unaudited)

                                                 March 31, 2007
                                           -------------------------
                                                          Percent of  Year First
                                           Cost     Value  Net Assets  Acquired
                                           ----     -----  ----------  --------
                                              (millions)
The Plymouth Rock Company, Inc. ......   $ 2.2    $133.0      21.2%      1982
Convergys Corporation ................    21.0      35.6       5.7       1998
The Bank of New York Company, Inc. ...    15.5      35.5       5.7       1993
Murphy Oil Corporation ...............     3.7      32.0       5.1       1974
Agilent Technologies, Inc. ...........    22.5      31.7       5.1       2005
Brady Corporation ....................     3.5      28.4       4.5       1984
Capital One Financial Corporation ....     2.9      23.4       3.7       1994
Roper Industries, Inc. ...............     9.0      22.5       3.6       2003
Sonus Networks Inc. ..................     9.7      20.2       3.2       2005
The TriZetto Group, Inc. .............     6.3      20.1       3.2       2002


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

                               BOARD OF DIRECTORS

                           Donald G. Calder, Chairman
                                Simms C. Browning
                                  Jay R. Inglis
                                Dudley D. Johnson
                                 Wilmot H. Kidd
                              C. Carter Walker, Jr.

                                    OFFICERS

                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                       William E. Sheeline, Vice President
                         Marlene A. Krumholz, Secretary

                                     OFFICE

                                630 Fifth Avenue
                               New York, NY 10111
                                  212-698-2020
                            866-593-2507 (toll-free)
                            www.centralsecurities.com

                          TRANSFER AGENT AND REGISTRAR

                        Computershare Trust Company, N.A.
                   P. O. Box 43069, Providence, RI 02940-3069
                                  800-756-8200
                              www.computershare.com

                                    CUSTODIAN

                                 UMB Bank, N.A.
                                 Kansas City, MO

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                    KPMG LLP
                                  New York, NY


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